UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Webster Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WEBSTER FINANCIAL CORPORATION

Webster Plaza

145 Bank Street

Waterbury, Connecticut 06702

800-325-2424

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE

HELD ON THURSDAY, APRIL 23, 2020

The following Notice of Change of Location relates to the Proxy Statement (the “Proxy Statement”) of Webster Financial Corporation (“Webster”), dated March 20, 2020, furnished to shareholders of Webster in connection with the solicitation of proxies by the Board of Directors of Webster for use at the Annual Meeting of Shareholders to be held on Thursday, April 23, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to shareholders on or about April 3, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2020

To the Shareholders of

Webster Financial Corporation:

NOTICE IS HEREBY GIVEN that, in an effort to support the health and wellbeing of our shareholders, employees, partners and community, in light of developments regarding the coronavirus (COVID-19) pandemic, the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Webster Financial Corporation (the “Corporation”) has been changed. The previously announced date and time of the meeting (Thursday, April 23, 2020 at 4:00 p.m., Eastern time) will not change. The Annual Meeting will be held solely by remote communication, in a virtual only format. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials previously distributed in connection with the Annual Meeting, shareholders of record of our common stock as of the close of business on February 26, 2020, the record date, are entitled to participate in the Annual Meeting. You can attend the Annual Meeting at www.virtualshareholdermeeting.com/WBS2020 and login by entering the 16-digit control number found on your proxy card or voting instruction form that you have previously received. Once admitted, you may submit questions, vote or view our list of shareholders during the Annual Meeting by following the instructions that will be available on the meeting website. If you were not a shareholder as of February 26, 2020, you may still view a webcast of the meeting by visiting www.virtualshareholdermeeting.com/WBS2020.

It is important that you read the proxy materials previously distributed and we encourage you to vote your common stock promptly in advance of the Annual Meeting by one of the methods described in the proxy materials. The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location. You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting.

By order of the Board of Directors,

James C. Smith
Chairman

Waterbury, Connecticut

April 3, 2020

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, THE INTERNET OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 23, 2020: Our Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our 2019 Annual Report, are available free of charge on the Investor Relations section of our website (www.wbst.com).